RMB Japan Fund
Portfolio Holdings As of September 30, 2020 (Unaudited)

	Number of
	Shares	Value
Common Stocks 98.1%
(percentage of net assets)
JAPAN 98.1%
COMSYS Holdings Corp.	85,400	$2,382,952
Daiichi Sankyo Co. Ltd.	24,600	755,165
Digital Holdings, Inc.	140,000	1,886,513
FANUC Corp.	7,500	1,439,367
Fast Retailing Co. Ltd.	2,200	1,382,527
Hitachi Ltd.	73,180	2,477,835
Horiba Ltd.	39,100	2,044,987
Isuzu Motors Ltd.	146,100	1,277,757
ITOCHU Corp.	117,000	2,995,883
Kao Corp.	22,100	1,659,064
Keyence Corp.	3,200	1,495,934
Kubota Corp.	76,400	1,368,876
Matsumotokiyoshi Holdings Co. Ltd.	58,800	2,143,959
Mitsubishi UFJ Financial Group, Inc.	316,600	1,263,512
MS&AD Insurance Group Holdings, Inc.	75,970	2,046,876
Murata Manufacturing Co. Ltd.	45,300	2,945,732
Nidec Corp.	16,500	1,547,336
Nihon Kohden Corp.	17,700	582,180
Nitto Denko Corp.	22,500	1,465,847
Nomura Real Estate Holdings, Inc.	91,500	1,741,354
Ono Pharmaceutical Co. Ltd.	21,500	676,258
Oracle Corp. Japan	8,200	885,410
ORIX Corp.	178,739	2,232,499
OSG Corp.	45,700	732,259
Otsuka Holdings Co. Ltd.	15,700	665,136
Recruit Holdings Co. Ltd.	42,800	1,699,817
Shimano, Inc.	3,100	611,925
Shin-Etsu Chemical Co. Ltd.	18,359	2,402,355
Shionogi & Co. Ltd.	55,000	2,943,833
SMC Corp.	1,375	767,026
SoftBank Group Corp.	23,102	1,429,427
Sony Corp.	39,428	3,021,842
Stanley Electric Co. Ltd.	58,000	1,671,509
Suntory Beverage & Food Ltd.	65,500	2,459,750
Taisei Corp.	41,200	1,394,500
Takuma Co. Ltd.	103,128	1,766,073
Toei Co. Ltd.	10,400	1,732,232
Toyota Motor Corp.	54,900	3,643,714
TV Asahi Holdings Corp.	158,910	2,523,570
		68,162,791
Total Common Stocks (Cost $60,898,682)		68,162,791

Short-Term Investments 1.4%
(percentage of net assets)
MONEY MARKET FUNDS 1.4%
First American Government Obligations Fund - Class X - 0.07% [a]	940,339	940,339
Total Short-Term Investments (Cost $940,339)		940,339

Total Investments 99.5% (Cost $61,839,021)		$69,103,130
Cash and other assets, less liabilities 0.5%		372,767
Net Assets 100.0%		$69,475,897

[a]	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation
Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (“OTC”) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Procedures to Address After-Market Events. If a significant event occurs in a foreign market on which a security primarily trades after the security’s closing price was established on the foreign exchange but before the Fund calculates its NAV, and causing the foreign security’s valuation price to no longer reflect actual value, such security’s fair value shall be determined through the use of an independent pricing service’s proprietary fair value pricing model. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Funds’ use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Funds’ process may not be effective in preventing short-term NAV arbitrage trading.

	At September 30, 2020	Level 1	Level 2	Level 3	Total
	RMB Japan Fund
	Assets
	Common Stocks[1,2]	$-	$68,162,791	$-	$68,162,791
	Short-Term Investments	940,339	-	-	940,339
	Total Investments in Securities	$940,339	$68,162,791	$-	$69,103,130

[1]	Refer to the Fund's Portfolio Holdings for the breakdown of holdings by country.
[2]	Foreign securities valued using systemic fair valuation are moved from Level 1 to Level 2.
	The table below provides a breakdown, by country, of the Fund’s Level 2 securities at
	September 30, 2020.

RMB Japan
Fund
Japan	68,162,791
Total	$68,162,791